UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8‑K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

May 6, 2015

WageWorks, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35232	94-3351864
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1100 Park Place, 4th Floor

San Mateo, California 94403

(Address of principal executive offices, including zip code)

(650) 577-5200

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

◻ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

◻ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

◻ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

◻ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 6, 2015, WageWorks, Inc. (the “Corporation”) held its 2015 Annual Meeting of Stockholders (the “Annual Meeting”).   As of the close of business on March 9, 2015, the record date for the Annual Meeting, 35,599,151 common shares of the Corporation were outstanding and entitled to vote at the Annual Meeting.  At the Annual Meeting, 33,498,513, or approximately 94.1% of the outstanding common shares entitled to vote, were represented in person or by proxy and, therefore, a quorum was present.

The stockholders of the Corporation voted on the following items at the Annual Meeting:

1.	The election of three Class III directors to hold office until the 2018 Annual Meeting of Stockholders;

2.	Advisory approval of the Corporation’s executive officer compensation;

3.	Advisory approval of the frequency of holding an advisory stockholder vote on executive compensation; and

4.	The ratification of the appointment of KPMG LLP as the Corporation’s independent registered public accounting firm for the fiscal year ending December 31, 2015.

For more information about the foregoing proposals, see the Corporation’s definitive proxy statement filed March 20, 2015.

The results of the voting at the Annual Meeting are as follows:

1.	Election of Directors

Nominee	For	Withheld	Broker Non-Votes
Thomas A. Bevilacqua	31,132,298	579,850	1,786,365
Bruce G. Bodaken	31,144,632	567,516	1,786,365
Joseph L. Jackson	31,066,287	645,861	1,786,365

Based on the votes set forth above, the director nominees were duly elected.

2.	Advisory Approval of the Corporation’s Executive Officer Compensation

The proposal to receive a non-binding advisory vote on named executive officer compensation received the following votes:

For	Against	Abstain	Broker Non-Votes
30,901,532	724,331	86,285	1,786,365

Based on the votes set forth above, the stockholders advised that they were in favor of the named executive officer compensation set forth in the proxy statement.

3.	Advisory Approval of the Frequency of Holding an Advisory Stockholder Vote on Executive Compensation

The proposal to receive a non-binding advisory vote on the frequency of holding a non-binding advisory vote on named executive officer compensation received the following votes:

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
22,595,014	85,148	9,012,686	19,300	1,786,365

Based on the votes set forth above, the stockholders advised that they were in favor of one year as the frequency of holding a non-binding advisory vote on named executive officer compensation.

4.	The Ratification of the Appointment of KPMG LLP as the Corporation’s Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2015

The proposal to ratify the appointment of KPMG LLP as the Corporation’s independent registered public accounting firm for the fiscal year ending December 31, 2015 received the following votes:

For	Against	Abstain	Broker Non-Votes
33,448,979	13,270	36,264	0

Based on the votes set forth above, the appointment of KPMG LLP as the Corporation’s independent registered public accounting firm for the year ending December 31, 2015 was duly ratified.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WAGEWORKS, INC.

By:	/s/ Joseph L. Jackson
Name: Joseph L. Jackson Title: Chief Executive Officer

Date:  May 8, 2015